Summary of Significant Accounting Policies - Summary of Cash, Cash Equivalents and Restricted Cash (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash and cash equivalents	$ 188,070	$ 126,526		$ 65,265
Restricted cash	104	103		205
Cash, cash equivalents, and restricted cash	$ 188,174	$ 126,629	$ 81,021	$ 65,470	$ 72,721	$ 77,839